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                                                                   EXHIBIT 10.88

                       DISTRIBUTOR AGREEMENT (EXCAVATORS)
                                      1999

Parties Involved

The parties to this Agreement are LBX Company, LLC, a Delaware corporation, 2651 Palumbo Drive, Lexington, Kentucky 40509-1267 (herein the "Company"), and

Name: Western Traction Company

Business Address: 1333 Atlantic Street

City:  Union City State: California       Zip: 94587 which is a (check one):

X        corporation, incorporated in the State of    California

__       division of
         a corporation incorporated in the State of

__ partnership (list all partners and, if a limited partnership, indicate which are the limited partners)

__       sole proprietorship (individual proprietor is (herein "Distributor").

In consideration of the mutual covenants and promises contained herein, the parties hereby agree as follows:

I Distributor Appointment

1.1 Subject to the terms and conditions contained herein, the Company grants to Distributor the non-exclusive right to purchase and resell those products listed on the attached Schedule A (herein the "Products") in the Territory. The Company may revise the list of Products from time to time without liability to Distributor. Nothing herein shall be construed to prohibit Distributor from selling at any price.

1.2 The Company may discontinue the production or sale of or modify the design or material specifications of any Product therefore without any liability or obligation to Distributor or its customers, including, without limitation, any obligation to modify any Product previously ordered by Distributor.

1.3 Nothing in this Agreement shall constitute Distributor an agent of the Company. Distributor is an independent contractor and has control of the details of the performance of its obligations hereunder. Distributor shall not impose or create any obligation or responsibility, express or implied, or make any promises, representations, or warranties on behalf of the Company, other than as provided in Section 6.1 hereof.




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II Territory

2.1 The Company designates as Distributor's Territory the geographic area described on the attached Schedule A (herein the '"Territory"). Marketing responsibility encompasses both sales and service of the Products. The Company may revise Distributor's Territory from time to time without the Company incurring any liability to the Distributor. The Company may refuse to ship a Product to a location other than the Distributor's Territory. Distributor shall not sell for delivery or shipment or otherwise transfer any of the Products listed on Schedule G outside the United States and Canada, and shall not sell such Products to those who, directly or indirectly, sell for delivery or shipment or otherwise transfer such Products outside the United States and Canada, provided that Distributor may sell such Products to customers in the United States and Canada who themselves use the Products outside the United States and Canada or who transfer the Products to affiliates for use (but not resale) by those affiliates outside the United States and Canada.

2.2 Distributor shall use its best efforts to promote, sell, and service each of the Products in its Territory and shall maintain a staff of trained sales and service personnel adequate to cover Distributor's Territory properly. The Company will evaluate Distributor's performance primarily on the basis of Distributor's sales volume and promotional effort in the Territory. The Company may, in its sole discretion, establish reasonable sales objectives for Distributor and may consider those objectives, among other factors, in evaluating Distributor's performance.

2.3 At its election, the Company may from time to time directly sell or solicit the sale of the Products to any customers or prospective customers. Direct sales or other transactions between the Company and any customer shall not create any liability on the part of the Company to the Distributor.

III Distributor Facilities and Inventory

3.1 Distributor shall maintain a suitable place of business within the Territory that is sufficient, in the Company's judgment, to display, store, and service the Products.

3.2 Distributor shall maintain such inventory of the Products as is sufficient, in the Company's judgment, reasonably to meet the sales potential and product support requirements in Distributor's Territory. Distributor shall comply with any instructions issued by the Company regarding the storage, handling, and maintenance of the Products.

IV Prices and Terms of Sales and Delivery

4.1 All sales of the Products to Distributor shall be governed by the Company's written pricing and security documentation policies, credit policy, price lists, discount schedules, and terms and conditions of sale (including, without limitation, payment therefore by Distributor) upon acceptance of order. The Company may change said policies, price lists, discount schedules, and terms and conditions at any time and, when notice of said changes has been given, all earlier inconsistent



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policies, prices, discount schedules, and terms and conditions shall automatically be superseded from and after the effective date stated in such notices.

4.2 The Company reserves the right, in its sole discretion, to apply special discounting on a case by case basis to an individual product or sale within the Distributor's assigned territory in order to promote that Distributor's development of that territory.

4.3 Prices stated in the Company's price lists shall apply only to Products with standard specifications. At Distributor's request, the Company at its option may provide Distributor with price quotations on Products having special or modified specifications.

4.4 No purchase order shall be binding on the Company until accepted in writing by a duly authorized officer or employee of the Company. Unless otherwise agreed in writing in specific transactions, the Company may refuse to issue a quotation or to accept any purchase order for any reason. Any provision contained in any purchase order issued by Distributor to the Company which is additional to, or inconsistent or conflicting with, any provision of this Agreement, or any of the Company's then current standard terms and conditions of sale, shall not be binding on the Company unless the Company assents to such provision in writing.

4.5 This Agreement applies only to Distributor's outlet or branch listed on the first page hereof and such additional outlets, if any, listed on Schedule A. Although Distributor may now have or hereafter acquire other outlets or branches, or change the location of any of them, nothing herein shall obligate the Company to sell or ship the Products on orders accepted by the Company to any location not listed herein. The Company's responsibility for shipments shall cease upon delivery to the transportation company, and any claim for shortages, losses or damage occurring thereafter shall be made by Distributor directly to the transportation company. A copy of any claims against the transportation company for shortages shall be mailed to the Company for information purposes within five (5) days after the arrival of the shipment at destination.

4.6 In addition to punctual payment for the Products, Distributor shall pay to the Company on demand all expenses and charges caused by Distributor for demurrage, reshipment, rerouting, storage and other similar charges with respect to the Products ordered by Distributor, including without limitation expenses resulting from Distributor's failure promptly to accept delivery of or pay for such Products.

4.7 The Company shall not be liable to Distributor for any injury, loss, damage or expense, whether direct, indirect or consequential, resulting from or arising out of delays in delivery resulting from fires, strikes, lockouts, delays in manufacture, transportation or delivery of materials, embargoes, insurrections or riots, civil or military authority, car shortages, acts of God, acts of government or any other causes beyond its reasonable control. The time for delivery specified in any quotation or contract shall be extended during the continuance of such conditions and for a reasonable time thereafter.



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4.8 If shortages of the Products occur because of economic, manufacturing, or other conditions, including shortages of materials, the Company may allocate the Products among its distributors and other customers on any basis that, in the Company's sole judgment, shall be fair and reasonable. The Company shall not be liable to Distributor by virtue of such shortage or allocation.

V Reports and Inspections

5.1 Distributor shall deliver annually to the Company on a confidential basis a copy of such financial statements as are satisfactory in form and certification to the Company, within ninety (90) days after the close of Distributor's fiscal year. Additionally, but only upon the Company's written request, Distributor shall furnish such financial information at more frequent intervals. Such statements and information may be used by assignees and agents of the Company.

5.2 A Credit Application is to be completed and returned, when requested, as part of a periodic review of the Distributor's account.

5.3 If requested, at least once each fiscal year, Distributor shall provide the Company with a report of inventory of the Company Products on forms satisfactory to the Company. At its request the Company may observe the taking of Distributor's physical inventory.

5.4 The Company may inspect Distributor's facilities, operations, and records as related to Distributor's performance under this Agreement during normal business hours.

VI Warranty and Safety

6.1 The Company warrants the Products in accordance with its Warranty attached hereto as Schedule B, as the same may be modified by the Company from time to time and makes no other warranty, express or implied. Distributor shall make no other warranty with respect to the Products on behalf of the Company.

6.2 Distributor represents that it is familiar with the Products, including (if applicable to the Products covered herein) their safety features and safe functional application, and that it is familiar with the requirements of the safety codes and laws of the states in Distributor's Territory. Distributor shall notify the Company promptly of any changes in such codes and laws which become known to it and which would require changes in the safety features or devices of the Products and shall not knowingly solicit orders for any Product which would not comply with such codes and laws in the Distributor's Territory.

VII Advertising and Promotion

7.1 The Company may, in its sole discretion, directly advertise and promote the Products. To assist Distributor in promoting sales, the Company may furnish such promotional literature and other advertising aids as the Company deems necessary. Such material shall remain the property of the Company.


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7.2 In order that the Company may protect all trademarks, trade names, corporate slogans, goodwill and product designations that the Company owns or uses pursuant to license, Distributor shall not use any such marks, names, slogans, or designations in any advertising copy, promotional material, signs, exhibits or other written or printed material except in a form specifically approved in writing by the Company.

7.3 The Products shall be resold by Distributor in Distributor's name, but shall be advertised by Distributor as being furnished by the Company.

VIII Training

8.1 From time to time the Company may, at its sole discretion, offer training in the selling and servicing of the Products, which training shall be available to Distributor's personnel at such locations as the Company may specify. If such training is necessary in order for Distributor to fulfill its sales and service obligations, Distributor's personnel shall participate in said training. Distributor shall bear that portion of the expenses of its personnel in attending such training as is deemed appropriate by the Company. The payment of such training costs and microfiche maintenance costs shall not be considered as, nor constitute a "Franchise Fee" as that term is used in any Franchise Protection Act enacted by any state. This Agreement is not to be construed as a Franchise Agreement.

IX Taxes and Insurance

9.1 Distributor shall pay all license fees, sales, use, service use, occupation, retailer's occupation, service occupation, personal property, and excise taxes and any other fees, assessments, or taxes which may be assessed or levied by any national, state, or local government and any departments and subdivisions thereof, as a result of the performance of this Agreement or against any of the Products ordered by the Distributor.

9.2 At its own expense, Distributor shall purchase from and maintain policies of liability insurance and property damage insurance with insurance companies satisfactory to the Company as follows:

(a) Comprehensive General Liability and Products Liability, covering Distributor, its employees, and agents, in minimum coverage amount of $1,500,000.00 combined single limit for personal injury and property damage; and

(b) All Risks of Physical Loss or Damage to the Products under Distributor's direct or indirect control, with the Company named as a payee as its Interest may appear. Coverage shall be in an amount sufficient to prevent the Company from sustaining any loss of amounts due or to become due to the Company on Distributor's inventory and equipment.

Such policies shall not be cancellable prior to ten (10) days written notice to the Company.



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Distributor shall furnish the Company with satisfactory evidence of such policies of insurance prior to the effective date of this Agreement.

X Patents, Trademarks, Confidential Information and Product Modification

10.1 Distributor shall not use any trademark or trade names, whether or not registered, now or hereafter owned or used pursuant to license by the Company or any mark or name similar thereto except in the manner and to the extend that the Company may specifically consent in writing, except that Distributor may refer to the Products by the trademarks which the Company uses in connection therewith. Such trademarks may be changed at the sole discretion of the Company. Distributor is permitted only to use such trademarks or trade names in connection with its performance under this agreement and, despite such use, Distributor shall not acquire any rights or interest thereto.

10.2 Distributor shall not remove from the Products any identifying marks placed thereon by the Company and shall not add any identifying marks without the prior written approval of the Company.

10.3 Distributor shall not alter, modify or add attachments to any Product that do not meet the Company's specifications, without the written consent of the Company. In no event shall Distributor alter or modify any Product purchased hereunder, or the trademarks or trade names used in connection therewith by the Company, in such a manner as will in any way infringe, impair or lessen the validity of the patents, trademarks or trade names under which the Products are made or sold, or as will cause the Products to infringe the patents, trademarks, or trade names of any third party.

10.4 As to any alteration, modification or attachment to the Products which is approved by the Company, the Company shall have a perpetual non-exclusive royalty-free right to make, have made, use, sell, and lease goods embodying any improvements to the Products, including attachments to and components thereof, made or acquired by Distributor.

10.5 Without limiting the generality of Distributor's obligations under Section
11.5 hereof, if Distributor alters, modifies, or adds attachments to any Products that do not meet the Company's specifications, and/or uses trademarks or trade names in connection therewith other than those adopted and used by the Company, Distributor will indemnify the Company and hold the Company completely harmless from and against any patent infringement, unfair competition or products liability claims brought against the Company by any third party on account of such activities.

10.6 In the course of the performance of this Agreement, the Company may furnish Distributor with technical information, manuals relating to the Products, list of customers, information regarding the Company's methods of doing business and other confidential business information and trade secrets. Both during and after the term of this Agreement, Distributor shall not disclose such confidential business information and trade secrets to any person other than its employees and shall keep it in strict confidence and not use it for any purpose other than Distributor's performance under this Agreement.



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XI Remedies and Indemnity

11.1 Except for any Indebtedness of Distributor or security related thereto, any action by the Company or Distributor pertaining to this Agreement must be instituted within one year after the accrual of the claim upon which such action is based.

11.2 Failure of either party at any time to require performance of any provisions hereof shall not affect its right to require full performance thereof at any time thereafter. The waiver by either party of a breach of any such provision shall not constitute a waiver of any subsequent breach thereof or nullify the effect of such provision.

11.3 In the event that Distributor is in default with respect to any of the terms or conditions of or referred to in this Agreement, for seven (7) days after receipt of written notice from the Company, the Company may, without incurring liability to Distributor or its customers and without prejudice to any other remedy of the Company, defer further shipments of the Products to Distributor (whether or not the Company has accepted purchase orders from Distributor with respect to unshipped Products) until such default is remedied. The rights and remedies granted the Company herein are in addition to and not exclusive of any other rights or remedies under any other agreement or any law. The exercise by the Company of any of its rights hereunder or otherwise shall not constitute an election of remedies or a waiver of any other right or remedy.

11.4 Distributor shall pay interest on all amounts due the Company which are in default, as may be provided in the Company's then current terms and conditions of sale to Distributor. The Company may apply any outstanding amount due to Distributor against indebtedness owed by Distributor to the Company, whether due or to become due.

11.5 As to acts or omissions of Distributor, its employees and agents, Distributor shall indemnify and hold the Company harmless from and against any and all claims, losses, obligations, liabilities, costs, and expenses (including without limitation legal and other fees) arising from such acts or omissions, including without limitations any such claims, losses, obligations, liabilities, costs and expenses arising out of any breach of or failure to perform any of Distributor's representations, warranties, covenants and agreements herein, or arising out of claims of negligence or strict liability of the Distributor or Product defects caused by Distributor.

11.6 As to acts or omissions of the Company, its employees and agents, the Company shall indemnify and hold the Distributor harmless from and against any and all claims, losses, obligations, liabilities, costs and expenses (including without limitation legal and other fees) arising from such acts or omissions, or arising out of claims of negligence or strict liability of the Company or Product defects caused by the Company.

XII Term and Termination

12.1 This Agreement shall become effective on the date of its signature by the Company for a term




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expiring at 11:59 p.m. on the expiration date set forth on
the signature page hereof, unless sooner terminated as hereafter provided.

12.2 This Agreement may be terminated at any time by the mutual consent of the parties.

12.3 This Agreement shall automatically terminate upon the happening of any of the following:

(a) The expiration of the term hereof.

(b) The discovery of an untrue statement of a material fact, or omission to state a material fact necessary to make the statements contained therein not misleading, in any written information or statement furnished by Distributor to the Company in connection with Distributor's application for appointment as the Company's distributor or the negotiation or performance of this Agreement.

(c) The death, incapacity, removal or withdrawal from the management of Distributor of any principal owner/operator or the voluntary or involuntary transfer of any substantial ownership interest in Distributor.

(d) The conviction of Distributor or of any principal owner/operator of any crime which, in the opinion of the Company, may adversely affect the goodwill of Distributor or the Company or the operation of the business to be carried on by Distributor pursuant to this Agreement.

12.4 This Agreement also may be terminated upon the happening of any of the following:

(a) A change in the management, operation, personnel, or credit standing of Distributor or the Company which the other party, in its sole discretion, deems adverse to its interest.

(b) Breach of or failure to perform any of the obligations hereunder or referred to herein by either party, including but not limited to Distributor's failure to develop the sales and services of the Company's Products in the Territory to the Company's expectation, maintain a proper inventory, or to conduct its business in accordance with any requirements set forth herein to be performed by Distributor, or Distributor's export of Products or sale for export in violation of the requirements of this Agreement.

12.5 Method of Termination:

(a) If termination is instituted under the provisions of Section 12.3(b), (c) or
(d) above, a registered or certified letter or telegram confirmed by letter will constitute sufficient notice that the Agreement is terminated immediately on the date of notice.

(b) If termination is instituted under the provisions of Section 12.4 hereof, the following steps will be taken:

(i) The party wishing to terminate shall notify the other party in writing stating the reasons for dissatisfaction. A thirty-day period shall be given the other party to answer and discuss the areas of difference. If the parties do not resolve their differences within the thirty- day period, the agreement will terminate 30 days thereafter.




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(ii) Nothing in the foregoing is meant to prevent the parties at any time by mutual consent from terminating the agreement without going through the prescribed steps and waiting period.

(c) If the Agreement is not renewed under the provisions of Section 12.3(a) above, a registered or certified letter, or telegram confirmed by letter, shall be sent no less than sixty (60) days prior to the expiration of the Agreement by the party that intends not to renew the Agreement.

12.6 Nothing contained herein shall be deemed to create any express or implied obligation on either party to renew or extend this Agreement or, if Distributor is continued as the Company's distributor, to create any right to continue such relationship on the same terms and conditions contained herein. Each party, in its sole discretion, may determine, for any reason whatsoever, not to renew or extend this Agreement or to continue such relationship on the terms and conditions contained herein. The Company may, in its sole discretion, continue to deal with the Distributor after the termination date of this Agreement. Such continued dealing, without the execution of a new Agreement, will not create any obligation to extend or renew this Agreement. Such continued dealings shall be terminable at the will of either party.

XIII Effect of Termination

13.1 Neither party, by reason of the termination or nonrenewal of this Agreement, shall be liable to the other for compensation, reimbursement, or damages because of the loss of anticipated sales or prospective profits or because of expenditures, investments, leases, property improvements or other matters related to the business or goodwill of the parties.

13.2 All sums owed by either party to the other shall become due and payable immediately upon termination. Either party, at its option, may offset any sums due or to become due to it against any sums owed by it.

13.3 Upon termination of this Agreement, Distributor shall immediately discontinue use of any and all trademarks and trade names owned or used pursuant to license by the Company, including without limitation use in Distributor's letterheads, advertising, and name. Distributor shall not thereafter use any such mark or name or any mark or name tending to give the impression that any relation between the Company and Distributor still exists, and Distributor shall immediately deliver to such address as the Company specifies all technical information, price lists, catalogs, drawings, designs, engineering photographs, samples, literature, sales aids, customer lists and other confidential business information and trade secrets of the Company in Distributor's possession.

13.4 Upon termination, the Company shall be relieved of any obligation to accept any new orders or make further releases on existing blanket orders, and may at its option cancel all of Distributor's unshipped orders for the Products, irrespective of previous acceptance by the Company, except those which are proved to the Company's satisfaction to have been sold by Distributor to customers prior to giving of notice of termination or those as to which Distributor has posted bid bonds prior to such notice. The Company shall have no obligation or liability to Distributor or its prospective customers




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in connection with any such cancellations. If the Company accepts such an order for Products which ordinarily require delivery and service by Distributor and for which Distributor is separately compensated by the Company, the latter at its option may make other arrangements for such delivery and service and, if so, will reduce the normal discount by that portion as may be specifically provided for such delivery and service. Upon termination by Distributor, if Distributor also seeks to cancel unshipped orders in process, Distributor shall pay the normal cancellation charge which may be set forth in the sales documents relating to such orders.

13.5 The Company's acceptance of any order by Distributor for the Products after the termination of this Agreement shall not be construed as a renewal or extension of this Agreement, nor as a waiver of termination, but in the absence of a new written agreement executed by the Company, all such transactions shall be governed by the terms and provisions of this Agreement.
13.6 Upon termination, the disposition of the Products purchased by Distributor from the Company and in Distributor's possession, shall be governed by the Company's then current written policy relating to returned Products. A copy of the Company's now current policy, marked Schedule C, is attached hereto for informational purposes only.

XIV Application and Construction of Agreement

14.1 This Agreement is binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, successors and assigns, except that Distributor shall not assign this Agreement, or any interest herein including rights and duties of performance, without the written consent of the Company. No assignment made without the Company's consent shall relieve Distributor from any of its obligations under this Agreement.

14.2 This Agreement shall not be binding upon the Company until signed for the Company by its duly authorized officer or employee. No agent or representative of the Company has any authority to vary the terms and conditions contained herein or to make any representation, statement, warranty, or agreement not expressed herein.

14.3 Laws of the Commonwealth of Kentucky shall govern the construction of this Agreement and the rights, remedies and duties of the parties hereto. In the event of any litigation arising out of this Agreement or the transactions contemplated thereby, the parties agree that any action or suit shall be brought In a court of record in the County of Fayette, Commonwealth of Kentucky, or in the United States District Court for the Eastern District of Kentucky, and the parties hereby consent to the venue and jurisdiction of such courts.

14.4 Except for changes by the Company permitted under the Agreement, including changes in the various Schedules attached hereto or in the price, discount schedules, design, terms of sale, or specifications of the Products, no amendment or modification of this Agreement or any portion thereof shall be valid unless executed in writing by both parties. Any written amendment or modification which is executed by both parties shall be binding upon them notwithstanding any lack of consideration.



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14.5 All understandings and agreements, written or oral, heretofore had or made between the parties with respect to any of the subject matters herein, are merged into this Agreement which alone fully and completely expresses their agreement.

14.6 The descriptive headings in the Agreement are inserted for convenience only and do not constitute a part of this Agreement.

XV NOTICE

15.1 Any notice required or permitted herein shall be in writing and shall be hand delivered or mailed, postage fully prepaid, properly addressed to the party to be notified at the address shown above or the last know address given by such party to the other. Any such notice shall be considered to have been given when hand delivered or on the second business day after it has been deposited in the mails in the manner herein provided.

XVI Distributor Service Obligations

16.1 Some of the products furnished by the Company are of such nature, size, and/or complexity that sales and goodwill depend upon prompt and competent (a) delivery, installation, and start-up field services, (b) in-warranty services, and (c) post-warranty services, of a type or extent which may not be required by other of the Company's products. If the Products covered by this Agreement are of the former type, then the parties hereto further agree that the nature and extent of such services, and the means of compensating Distributor therefore, are set forth in the attached Schedule D, as it may hereafter be amended by the Company from time to time.

XVII Schedules

17.1 The following Schedules are attached hereto and made a part hereof, subject to the right of the Company unilaterally to amend them from time to time:

SCHEDULE A        ADDITIONAL DISTRIBUTOR LOCATIONS COVERED BY THIS AGREEMENT
                  PRODUCTS AND DISCOUNTS
                  TERRITORY

SCHEDULE B        MACHINE WARRANTY AND LIMITATION OF LIABILITY

SCHEDULE C        RETURN OF PRODUCTS

SCHEDULE D        DISTRIBUTOR MACHINE DELIVERY SERVICE AND WARRANTY SERVICE

SCHEDULE E        PRICES AND TERMS

SCHEDULE F        MACHINE CANCELLATION POLICY

SCHEDULE G        MACHINE EXPORT RESTRICTION




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IN WITNESS WHEREOF the parties have executed this Agreement including attached
Schedules intending to be bound thereby:



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                                   SCHEDULE A


I. ADDITIONAL DISTRIBUTOR LOCATIONS COVERED BY THIS AGREEMENT:

Fresno, California
Pleasant Grove, California
Sparks, Nevada

II. PRODUCTS AND DISCOUNTS: Subject to the Company's unilateral right to amend, add to, delete from, and otherwise alter this Schedule in the future, the products covered by this agreement and the discounts from the suggested list prices applicable to items purchased are as follows:

PRODUCTS                                                               DISCOUNTS
1.   Hydraulic Excavators, Logmasters, Scrapmasters                        25%

2.   Parts: Repair parts for all above products, all prior
     production versions of the same and all obsolete products
     of the same type in the Distributor's "Territory".                  Varies

In all cases, the selling Distributor shall be responsible for delivery and service of the machine unless the Company, at its sole discretion, determines otherwise. If, at the discretion of the Company, it is determined that the selling Distributor shall not deliver and service the machine, the Company will make arrangements to have this service performed. In this event, the Company will withhold, at the time of invoicing a percentage in accordance with the Service Policy and Procedure Manual.

III. TERRITORY:

In the State of California, all counties north of and including Santa Barbara, Kern and lnyo with the exception of Del-Norte, Siskiyou and Modoc.

The entire State of Nevada except Lincoln and Clark counties and except the south half of Nye County per the attached map.




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                                   SCHEDULE B

                  MACHINE WARRANTY AND LIMITATION OF LIABILITY:

The products furnished by the Company, exclusive of used or rebuilt machinery or equipment, are subject to the following warranty:

(A) Warranty.

All of the Company's products are of high quality and are manufactured in conformity with the best commercial practices in the various lines. The Company warrants all hydraulic excavators, scrapmasters and logmasters furnished by it to be free from defects in material and manufacture at the time of shipment for twelve (12) months from date of shipment or 1500 hours of operation, whichever shall occur first. The Company will furnish without charge, F.O.B. point of shipment, replacements for such parts as the Company finds to have been defective at the time of shipment, or at the Company's option, will make or authorize repairs to such parts, provided that, upon request, such parts are returned, transportation prepaid, to the point of shipment.

This warranty shall not apply to any product which has been subjected to misuse; misapplication; neglect (including, but not limited to, improper maintenance); accident; or improper installation, modification (including, but not limited to, use of unauthorized parts or attachments), adjustment, or repair. Engines, motors, and accessories furnished with the Company's products, but which are not manufactured by the Company or any affiliated companies, are not warranted by the Company but are sold only with the express warranty, if any, of the manufacturers thereof. THE FOREGOING IS IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED (INCLUDING THOSE OF MERCHANTABILITY AND FITNESS OF ANY PRODUCT FOR A PARTICULAR PURPOSE), AND OF ANY OTHER OBLIGATION OR LIABILITY ON THE PART OF THE COMPANY.

(B) Limitation of Liability.

IT IS EXPRESSLY UNDERSTOOD THAT THE COMPANY'S LIABILITY FOR ITS PRODUCTS, WHETHER DUE TO BREACH OF WARRANTY, NEGLIGENCE, STRICT LIABILITY, OR OTHERWISE, IS LIMITED TO THE FURNISHING OF SUCH REPLACEMENT PARTS, AND THE COMPANY WILL NOT BE LIABLE FOR ANY OTHER INJURY, LOSS, DAMAGE, OR EXPENSE, WHETHER DIRECT OR CONSEQUENTIAL, INCLUDING BUT NOT LIMITED TO LOSS OF USE, INCOME, PROFIT, OR PRODUCTION, OR INCREASED COST OF OPERATION, OR SPOILAGE OF OR DAMAGE TO MATERIAL, ARISING IN CONNECTION WITH THE SALE, INSTALLATION, USE OF, INABILITY TO USE, OR THE REPAIR OR REPLACEMENT OF, THE COMPANY'S PRODUCTS.

The Company reserves the right to make alterations or modifications in their equipment at any time, which, in their opinion, may improve the performance and efficiency of the Product. They shall not be obliged to make such alterations or modifications to Products already in service.

Any operation beyond rated capacity expressly prohibited in the operating instructions or safety manual furnished with the machine, or any adjustment, or assembly procedures not recommended or authorized in the operating or service instructions shall void such warranty.

                                   SCHEDULE C

                               RETURN OF PRODUCTS

New, unused machines of standard manufacture purchased by the Distributor from the Company, may be repurchased at the sole discretion of the Company. Further, the Company may, in its sole discretion, elect to accept a return of such machine for credit. All such returns or repurchases shall require the prior written approval of the Company. In addition, the following terms and conditions shall apply to a return or repurchase of parts.

(A) In the event of termination of the Agreement under any of the provisions of
Article XII, the Company agrees, subject to the above, to purchase from the Distributor such parts in the Distributor's stock which the Distributor previously has purchased from the Company. Also subject to the above, if the return of such parts is made while this Agreement remains in effect, such return shall be for credit to be applied on future purchases. The purchase price or credit shall be made in accordance with the Parts Policy and Procedure Manual.

(B) All repurchased or returned parts must be in accordance with the Parts Policy and Procedure Manual.

(C) If the returned or repurchased parts require reconditioning, the cost of such reconditioning will be deducted from the price paid or credit issued.

(D) All returned or repurchased parts must be shipped and delivered by Distributor F.O.B. to the site specified by the Company.

(E) If requested by the Company, the Distributor shall furnish the invoice or order number on which parts were originally purchased.

                                   SCHEDULE D

            DISTRIBUTOR MACHINE DEUVERY SERVICE AND WARRANTY SERVICE

The company and distributor recognize that the products are of such a specialized technical character that sales thereof and customer goodwill depend upon follow-up services by trained parts and service personnel. This applies to all sales of products by Distributor irrespective of place of delivery or use of the products. Accordingly, Distributor agrees as follows:

(1) In all cases the selling Distributor will provide adequate delivery service and warranty service on all products unless the Company in its sole discretion determines otherwise. In the later event, the Company will arrange for these services to be performed and a percentage in accordance with the Service Policy and Procedure Manual will be withheld at time of invoicing. "Delivery service and warranty service" includes but is not limited to performing all service necessary at the time of delivery of products to Distributor's customers, and servicing all warranty claims on products sold by Distributor. A Pre Delivery Inspection Report (Product Evaluation), Delivery Report, follow-up inspection at approximately six (6) months or 1000 hours of operation and a final inspection at twelve (12) months or 1500 hours of operation are required.

(2) When the Company requests Distributor to perform within Distributor's Territory delivery service and/or warranty service on a product not sold by Distributor, Distributor will do so.

(3) The Company will reimburse the Distributor for warranty labor and costs as specified in the Company's Service Policy and Procedure Manual.

(4) The Distributor shall promptly furnish all reports required with regard to deliveries, service and warranties.

(5) If Distributor fails to perform the obligations required of it in this Schedule D, the Company, in its sole discretion, may perform, or cause to be performed, such obligations.

(6) In all cases where the machine is for delivery outside the contiguous United States and Canada, a percentage in accordance with the Service Policy and Procedure Manual will be withheld (with the exception of delivery within the selling Distributor's Territory) and the Company will arrange for delivery and service to be performed.

(7) The Distributor accepts the responsibility of providing machine campaign support on all units located within its Territory, whether sold under this Agreement or otherwise

                                   SCHEDULE E


                                PRICES AND TERMS

(A) Machines. Prices to the Distributor for machines shall be determined from
(1) the Company's suggested price lists (as changed by the Company from time to time) in effect at time of order; or billing F.O.B. point of shipment, prepared for domestic shipment, less (2) the applicable discounts that may be in effect at time of order.

(B) Terms-Machine. Terms of payment for machines are net thirty (30) days.

(C) Parts. Prices to the Distributor for parts shall be the net price determined from the Company's published parts price lists, as changed by the Company from time to time, in effect at the time and place of order. Such lists, and the schedule and conditions accompanying them, shall be considered a part of this agreement.

(D) Terms-Parts. Terms of payment for parts are net 30 days from date of invoice.

(E) Distributor shall be entitled to no discount for parts furnished for warranty adjustments.

                                   SCHEDULE F

                           MACHINE CANCELLATION POLICY

The following constitutes the Company's policy regarding cancellation of orders for machines manufactured or offered by it.

All machine orders placed with the Company are accepted as firm orders.

Order acceptance occurs when the sales order is issued by the Company confirming to the Distributor entry of the order, sales order number, a price and a shipping date.

Orders for machines which are special in nature, which require special engineering and include nonstandard items are non-cancellable at the time of order acceptance and will be so noted on our sales order acknowledgment.

In the case of all other machines offered for sale by the Company, cancellation will be accepted if the Company is notified by the 15th day of the month two months prior to the month of scheduled shipment. For example, for machines scheduled for shipment in September, the Company must be notified no later than July 15th. In the absence of notification in accordance with the above schedule, machines on order will be shipped and invoiced to the ordering Distributor during the month originally scheduled.

                                   SCHEDULE G

                           MACHINE EXPORT RESTRICTION

The following Products have export restrictions as outlined in "II Territory" paragraph 2.1:

                                      1600Q
                                      2650Q
                                      2700Q
                                      2800Q
                                      2800QLF
                                      3400Q
                                      3400QLF
                                      3900Q
                                      4300Q
                                      5800Q
                                      6000Q

INVENTORY SECURITY AGREEMENT

Western Traction Company a (sole proprietorship) (partnership) (corporation) of the State of ___________________ ("Distributor") having a place(s) of business at:

P.O. Box 1649 Union City, CA 94587
2330 East Date, Fresno, CA 93706
7518 Pacific Avenue, Pleasant Grove, CA 95668

as debtor, and LBX COMPANY LLC (the "Company"), as secured panty, hereby agree as follows:

1. Definitions. As used herein:

(a) All terms defined in Articles 1 or 9 of the California Uniform Commercial Code shall have the meanings given therein unless otherwise defined herein:

(b) The term "Property" shall mean Distributor's entire inventory of products, parts and all other items (including all additions or accessions thereto and substitutions therefor), heretofore or which may hereafter be acquired by Distributor from the Company and the purchase price of which shall not have been paid in full, and any items taken in trade for any of the foregoing;

(c) The term "Collateral" shall mean and include all of the following, whether now owned or hereafter created or acquired by Distributor: (i) all Property,
(ii) all accounts, chattel paper, instruments, documents, contract rights, general intangibles and leases arising, in whole or in part, from the sale or lease of any Property, including without limitation any and all reversionary rights to Property under any of foregoing, and (iii) all proceeds of, accessions to and products of any of the foregoing in whatever form, including without limitation cash, checks, drafts and other instruments for the payment of money, chattel paper, trade-ins, security agreements and other documents; and

(d) The term "Obligations" shall mean and include any and all of Distributor's indebtedness and/or liabilities to the Company of every kind, nature and description, direct or indirect, secured or unsecured, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising, regardless of how they arise or by what agreement or instrument they may be evidenced or whether evidenced by any agreement or instrument, including but not limited to all amounts owing by Distributor to the Company by reason of purchases made by Distributor from the Company or any affiliate thereof, and all obligations to perform acts or refrain from taking action.

2. To secure the payment and performance of all of the Obligations, Distributor hereby pledges and assigns to the Company and grants to the Company a continuing general security interest in all of Distributor's Collateral and all of Distributor's ledger sheets, files, records and documents relating to the Collateral which shall, until delivered to or removed by the Company, be kept by the Distributor in trust for the Company and without cost to the Company in appropriate containers and safe places, bearing suitable legends disclosing the Company's interest. With respect to any chattel paper or lease comprising a portion of the Collateral, immediately upon formation of same Distributor agrees to place a legend on the face thereof disclosing the Company's interest therein. Upon the request of the Company, Distributor shall assign and deliver physical possession of any such chattel paper or lease to the Company.

3. Except as otherwise specifically authorized in any other written agreement between the Distributor and the Company, the Distributor shall not use, sell, lease, assign, pledge, hypothecate, factor or otherwise dispose of any Collateral or create a security interest therein, or otherwise encumber any of the Collateral or suffer to exist any lien, charge, or encumbrance on any of the Collateral except for any security interest granted to the Company. Upon any sale or lease of any Collateral the Distributor shall (unless otherwise specifically authorized in any written agreement between the parties hereto,) pay to the Company the full amount of any indebtedness owing to the Company for the items sold or leased.

4. The acceptance of a note or notes and renewals thereof for the whole or any part of any Obligation, or the institution of legal action or the recovery of a judgment for the whole or any part thereof or on any note given therefor, shall not constitute payment of any such Obligation nor shall it in any way divest the Company, or be deemed a waiver, of any part of the security interest granted thereby.

5. The following shall constitute events of default ("default") by Distributor:
(i) Default by Distributor in the payment or performance of any Obligation; (ii) Failure by Distributor upon request to turn over proceeds or provide information in accordance with any of the provisions hereof; (iii) Distributor in violation of Section 3 shall sell, lease, or dispose of any Collateral or allow any lien, charge or encumbrance to be created or remain thereon; (iv) Distributor (or any member of the Distributor's firm if a partnership) shall become insolvent, make an assignment for the benefit of creditors, institute or have instituted against it proceedings under any bankruptcy or insolvency law, or Distributor's stock in trade or any part thereof shall become levied upon or attached; (v) Distributor shall make any misrepresentation, orally or in writing, to the Company for the purpose of obtaining credit or an extension of credit; (vi) Distributor shall breach any representation, warranty, covenant or agreement herein contained or contained in any other agreement or arrangement now or hereafter entered into, to which Distributor and the Company are parties; or (vii) any change in Distributor's condition or affairs (financial or otherwise) or of any endorser, guarantor or surety for any of the Obligations, including but not limited to any dispute, disagreement or controversy between or among principals, partners, managers, officers or stockholders of Distributor, any change in the ownership or management of Distributor, or any personal conduct of Distributor or of a partner, officer or key employee of Distributor, or the revocation or discontinuation of any such guaranty, that in the Company's sole opinion impairs its security or increases its risk.

6. Upon the occurrence of any default and at any time there after (such default not having been previously cured), the Company shall have, in addition to all other rights and remedies at law or in equity, the right to:

(a) Declare immediately due and payable all Obligations and collect the same together with all costs of collection, including but not limited to court costs and reasonable attorneys' fees paid or incurred by the Company in enforcing its rights hereunder:

(b) Discontinue or withhold the delivery of any and all Property to the Distributor, or make further deliveries only on a cash or C.O.D. basis; and

(c) Take possession of any or all Collateral.

Distributor hereby waives notice of any acceleration hereunder of any maturity of any Obligation and, except for the notice required pursuant to Section 7(a) hereof, waives any and all other notices of any action taken or which may be taken by the Company hereunder.

7. If the Company elects to take possession of any Collateral, it shall have the right, to full extent and in addition to any other rights allowed by law, to enter upon any premises occupied by or under the control of Distributor for that purpose Distributor shall, when requested to do so by the Company, gather at its principal place of business, or at any other place designated by the Company, any and all Collateral which is not already located there. After taking possession the Company shall have, in addition to all other rights and remedies at law or in equity the right to:

(a) Sell all or any part of the Collateral at one or more public and/or private sales on written notice. Such notice shall be deemed to be reasonable notice of such sale if mailed, postage prepaid, or delivered to the Distributor at the address shown herein at least 5 days before such sale; or

(b) Determine, in its sole discretion, which rights, security, liens, security interests or remedies it shall at any time pursue, relinquish, subordinate, modify or take any other action with respect to, without in any way modifying or affecting any of them or any of its rights hereunder. Any monies, deposits, receivables, balances or other property of Distributor (including any Collateral) which may come into the Company's hands at any time or in any manner, may be retained by the Company and applied to any of the Obligations. Distributor hereby waives any right it may have to require or request the Company to proceed against any Collateral or to proceed against any other security the Company may bold, and hereby waives any right it may have to require or request the Company to pursue any other remedy for the benefit of Distributor and agrees that the Company may proceed against Distributor for the full amount of any liability or Obligation of Distributor to the company without taking any action against any other panty and without selling or otherwise proceeding against or applying any security the Company may hold, including but not limited to the Collateral.

8. The proceeds of sales of any Collateral pursuant to Section 7 shall be applied first to all costs of collection, including but not limited to Court costs and reasonable attorneys' fees paid or incurred by the Company in enforcing its rights hereunder, and then to the satisfaction of any and all Obligations. Any proceeds then remaining will be paid over to the Distributor as provided by law, and the Distributor shall be liable for any deficiencies.

9. Without suggesting that any other procedures may not also be commercially reasonable, or that any of the following procedures are mandatory in any particular case, it is agreed that the following are all commercially reasonable methods of disposing of any Collateral should the Company decide to follow one or more of them as to all or any part of the Collateral:

(a) Private sale of complete machines (equivalent to new or unused machines of current production) and all attachments thereto to another dealer or dealers at current dealer prices in effect at the time of such disposition;

(b) Sale of any Property by units or in one or more parcels at private sale at the best price submitted in sealed bids taken from three or more dealers, provided that in the Company's sole discretion such best bid represents a reasonable price;

(c) Sale of parts and attachments in good condition for which there is a ready market to dealers through the Company's regular parts distribution facilities at prices and terms prevailing at the time of such disposition. The Company may commingle such parts with its regular inventory of parts and account for the sale of any parts constituting a portion of the Collateral upon the assumption that such parts are the first parts sold after such commingling. The Company's expenses of reinventorying and merchandising returned and repossessed parts (exclusive of costs incurred in sorting the parts for listing, loading them at Distributor's place of business, and of transportation expense from Distributor's place of business to the Company's parts distribution facility) are in excess of 10% of the invoice price, and it is agreed that a 10% charge for such services may be made without further itemization or analysis of such expenses: and

(d) Public sale at auction of all Collateral or any portion thereof not disposed of by some other method.

10. The Distributor shall keep accurate books and records of account in accordance with generally accepted accounting principals applied on a consistent basis, including stock, sales and lease records of machines and repair parts. At the end of Distributor's fiscal year, and at such other times as the Company may request, Distributor shall furnish the Company with full and complete financial and operating statements in a form acceptable to the Company. Distributor shall also furnish the Company, at any time upon request, full information regarding all Collateral, including but not limited to inventory on hand, inventory sold or leased, the proceeds thereof, and any agreements affecting such inventory.

11. The Distributor shall:

(a) Properly store all Collateral in its possession and protect the same from injury or damage of any kind;

(b) Continuously keep all Collateral insured with all-risk type coverage satisfactory to the Company and with insurers satisfactory to the Company, in an amount equal to the invoice price thereof. Such insurance may be issued in the name of Distributor who may retain possession of the policies, but each policy shall be in form satisfactory to the Company with loss payable to the Company as its interest may appear and shall provide for 10 days minimum written cancellation notice to the Company. Distributor shall immediately furnish the Company with a certificate of insurance issued by the insurer on each policy;

(c) Keep all Collateral free and clear of all liens, charges and encumbrances however arising, except for any security interest granted to the Company;

(d) Simultaneously with the execution and delivery of this Agreement, provide the Company with a written list of the addresses of all locations where any Collateral is now located, any probable location where any of the Collateral may be moved to or used by any lessee thereof, and Distributor agrees that immediately upon any change in the location of any of the Collateral it will notify the Company in writing setting forth the description of the Collateral so moved and the address of its new location;

(e) From time to time do whatever the Company may request by way of obtaining, executing, delivery and/or filing financing statements, landlord's or mortgagee's waivers, and other notices, and amendments and renewals thereof, and Distributor shall take any and all steps and observe such formalities as the Company may request, in order to create and maintain a valid first lien upon, pledge of and/or paramount security interest in, any and all of the Collateral. The Company is authorized to file financing statements without Distributor's signature as specified by the Uniform Commercial Code to perfect or maintain the Company's security interest in all of the Collateral. All charges, expenses and fees which the Company may incur in filing any of the foregoing and any local taxes relating thereto, may be charged to the Distributor's account and added to the obligations; and

(f) Pay promptly on demand therefor, any and all costs and expenses of collection, including court costs and reasonable attorney's fees, paid or incurred by the Company in enforcing any of the Company's rights hereunder or effectuating collection of any of the Obligations.

If Distributor shall fail to insure or to pay the fees, taxes, assessments or charges as required herein or by the Distributor Agreement (including any amendments thereto) between the parties hereto, or shall allow any lien, charge or encumbrance to attach to any of the Collateral, the Company, without obligation to do so, may obtain such insurance, pay such fees, taxes, assessments or charges, or discharge such lien, charge or encumbrance and Distributor shall reimburse the Company promptly for all monies so paid out and shall pay the Company interest thereon at the highest lawful contract rate under applicable law. The amounts so paid by the Company shall be deemed conclusive as to the amounts properly payable, and such amounts shall be secured hereunder.

12. Distributor shall at any time upon request immediately deliver to the Company all proceeds of Property which are in its possession in the form of customer's notes (for the purpose of this Section 12 and of Section 13 hereof "notes" shall include without limitation instruments, documents, chattel paper and leases) together with appropriate endorsement and/or assignment thereof to the Company, and will provide the Company with information concerning proceeds in the form of customer's accounts (for purpose of this Section 12 and of Section 13 hereof "accounts" shall include without limitation all contract rights) sufficient to enable the Company to collect such accounts directly and the Company may collect such notes and accounts directly.

13. The provisions of the Section 13 and all references herein to "notes" and "accounts" shall apply to any notes and accounts, respectively, delivered to, pledged with or as to which information is furnished to the Company, pursuant to
Section 12 hereof.

At any time regardless of whether Distributor is in default, the Company is authorized to reduce open accounts to notes, to renew or extend time of payment of any note or account or any securities securing the same, any such renewal to be in its own or Distributor's name as the Company may elect, to take, waive, release or exchange any security therefor, to make such compromise or settlement therefor as it deems advisable in its sole discretion, and to take such steps for the enforcement, collection, securing, renewing, extending or compromising of any note or account, or any part thereof, or any security therefor, as it deems advisable in its sole discretion. Any proceeds realized from the collection or enforcement of said notes and accounts or any security therefor shall be applied as provided In Section 8 hereof.

14. The invalidity or unenforceability of any provision hereof, in whole or in part, shall not affect the validity or enforceability of the remainder of such provision or of any other provision or provisions hereof, the provisions hereof being severable.

15. This Agreement, which shall inure to the benefit of and be binding upon the respective successors, assigns, heirs and personal representatives, as the case may be, of each of the parties hereto, shall be governed, construed and interpreted in all respects in accordance with the laws of the State of California.

16. No delay or omission on the Company's part in exercising any right, remedy or option shall operate as a waiver of such or any other right, remedy or option or of any default. Waiver by the Company of any default hereunder of Distributor shall not be construed as a waiver of any prior or subsequent default. Action against any guarantor or surety is not an election or waiver of the right to proceed against the Distributor. Whenever the pronoun "it" is used in this Agreement with reference to the Distributor, said pronoun shall mean "his" or "her", as the case may be, if the Distributor is an individual or sole proprietorship.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of _______________, 19__.

Address of Distributor P.O. Box 1649 Union City, CA 94587

INVENTORY SECURITY AGREEMENT

Western Traction Company a (sole proprietorship) (partnership) (corporation) of the State of ("Distributor") having a place(s) of business at: 1195 East Glendale Avenue, Sparks, NV 89431, as debtor, and LBX COMPANY LLC (the "Company"), as secured party, hereby agree as follows:

1. Definitions. As used herein:

(a) All terms defined in Articles 1 or 9 of the Nevada Uniform Commercial Code shall have the meanings given therein unless otherwise defined herein:

(b) The term "Property" shall mean Distributor's entire inventory of products, parts and all other items (including all additions or accessions thereto and substitutions therefor), heretofore or which may hereafter be acquired by Distributor from the Company and the purchase price of which shall not have been paid in full, and any items taken in trade for any of the foregoing;

(c) The term "Collateral" shall mean and include all of the following, whether now owned or hereafter created or acquired by Distributor: (i) all Property,
(ii) all accounts, chattel paper, instruments, documents, contract rights, general intangibles and leases arising, in whole or in part, from the sale or lease of any Property, including without limitation any and all reversionary rights to Property under any of foregoing, and (iii) all proceeds of, accessions to and products of any of the foregoing in whatever form, including without limitation cash, checks, drafts and other instruments for the payment of money, chattel paper, trade-ins, security agreements and other documents; and

(d) The term "Obligations" shall mean and include any and all of Distributor's indebtedness and/or liabilities to the Company of every kind, nature and description, direct or indirect, secured or unsecured, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising, regardless of how they arise or by what agreement or instrument they may be evidenced or whether evidenced by any agreement or instrument, including but not limited to all amounts owing by Distributor to the Company by reason of purchases made by Distributor from the Company or any affiliate thereof, and all obligations to perform acts or refrain from taking action.

2. To secure the payment and performance of all of the Obligations, Distributor hereby pledges and assigns to the Company and grants to the Company a continuing general security interest in all of Distributor's Collateral and all of Distributor's ledger sheets, files, records and documents relating to the Collateral which shall, until delivered to or removed by the Company, be kept by the Distributor in trust for the Company and without cost to the Company in appropriate containers and safe places, bearing suitable legends disclosing the Company's interest. With respect to any chattel paper or lease comprising a portion of the Collateral, immediately upon formation of same Distributor agrees to place a legend on the face thereof disclosing the Company's interest therein. Upon the request of the Company, Distributor shall assign and deliver physical possession of any such chattel paper or lease to the Company.

3. Except as otherwise specifically authorized in any other written agreement between the Distributor and the Company, the Distributor shall not use, sell, lease, assign, pledge, hypothecate, factor or otherwise dispose of any Collateral or create a security interest therein, or otherwise encumber any of the Collateral or suffer to exist any lien, charge, or encumbrance on any of the Collateral except for any security interest granted to the Company. Upon any sale or lease of any Collateral the Distributor shall (unless otherwise specifically authorized in any written agreement between the parties hereto,) pay to the Company the full amount of any indebtedness owing to the Company for the items sold or leased.

4. The acceptance of a note or notes and renewals thereof for the whole or any part of any Obligation, or the institution of legal action or the recovery of a judgment for the whole or any part thereof or on any note given therefor, shall not constitute payment of any such Obligation nor shall it in any way divest the Company, or be deemed a waiver, of any part of the security interest granted thereby.

5. The following shall constitute events of default ("default") by Distributor:
(i) Default by Distributor in the payment or performance of any Obligation; (ii) Failure by Distributor upon request to turn over proceeds or provide information in accordance with any of the provisions hereof; (iii) Distributor in violation of Section 3 shall sell, lease, or dispose of any Collateral or allow any lien, charge or encumbrance to be created or remain thereon; (iv) Distributor (or any member of the Distributor's firm if a partnership) shall become insolvent, make an assignment for the benefit of creditors, institute or have instituted against it proceedings under any bankruptcy or insolvency law, or Distributor's stock in trade or any part thereof shall become levied upon or attached; (v) Distributor shall make any misrepresentation, orally or in writing, to the Company for the purpose of obtaining credit or an extension of credit; (vi) Distributor shall breach any representation, warranty, covenant or agreement herein contained or contained in any other agreement or arrangement now or hereafter entered into, to which Distributor and the Company are parties; or (vii) any change in Distributor's condition or affairs (financial or otherwise) or of any endorser, guarantor or surety for any of the Obligations, including but not limited to any dispute, disagreement or controversy between or among principals, partners, managers, officers or stockholders of Distributor, any change in the ownership or management of Distributor, or any personal conduct of Distributor or of a partner, officer or key employee of Distributor, or the revocation or discontinuation of any such guaranty, that in the Company's sole opinion impairs its security or increases its risk.

6. Upon the occurrence of any default and at any time thereafter (such default not having been previously cured), the Company shall have, in addition to all other rights and remedies at law or in equity, the right to:

(a) Declare immediately due and payable all Obligations and collect the same together with all costs of collection, including but not limited to court costs and reasonable attorneys' fees paid or incurred by the Company in enforcing its rights hereunder:

(b) Discontinue or withhold the delivery of any and all Property to the Distributor, or make further deliveries only on a cash or C.O.D. basis; and

(c) Take possession of any or all Collateral.

Distributor hereby waives notice of any acceleration hereunder of any maturity of any Obligation and, except for the notice required pursuant to Section 7(a) hereof, waives any and all other notices of any action taken or which may be taken by the Company hereunder.

7. If the Company elects to take possession of any Collateral, it shall have the right, to full extent and in addition to any other rights allowed by law, to enter upon any premises occupied by or under the control of Distributor for that purpose. Distributor shall, when requested to do so by the Company, gather at its principal place of business, or at any other place designated by the Company, any and all Collateral which is not already located there. After taking possession, the Company shall have, in addition to all other rights and remedies at law or in equity the right to:

(a) Sell all or any part of the Collateral at one or more public and/or private sales on written notice. Such notice shall be deemed to be reasonable notice of such sale if mailed, postage prepaid, or delivered to the Distributor at the address shown herein at least 5 days before such sale; or

(b) Determine, in its sole discretion, which rights, security, liens, security interests or remedies it shall at any time pursue, relinquish, subordinate, modify or take any other action with respect to, without in any way modifying or affecting any of them or any of its rights hereunder. Any monies, deposits, receivables, balances or other property of Distributor (including any Collateral) which may come into the Company's hands at any time or in any manner, may be retained by the Company and applied to any of the Obligations. Distributor hereby waives any right it may have to require or request the Company to proceed against any Collateral or to proceed against any other security the Company may hold, and hereby waives any right it may have to require or request the Company to pursue any other remedy for the benefit of Distributor and agrees that the Company may proceed against Distributor for the full amount of any liability or Obligation of Distributor to the company without taking any action against any other party and without selling or otherwise proceeding against or applying any security the Company may hold, including but not limited to the Collateral.

8. The proceeds of sales of any Collateral pursuant to Section 7 shall be applied first to all costs of collection, including but not limited to Court costs and reasonable attorneys' fees paid or incurred by the Company in enforcing its rights hereunder, and then to the satisfaction of any and all Obligations. Any proceeds then remaining will be paid over to the Distributor as provided by law, and the Distributor shall be liable for any deficiencies.

9. Without suggesting that any other procedures may not also be commercially reasonable, or that any of the following procedures are mandatory in any particular case, it is agreed that the following are all commercially reasonable methods of disposing of any Collateral should the Company decide to follow one or more of them as to all or any part of the Collateral:



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
(a) Private sale of complete machines (equivalent to new or unused machines of current production) and all attachments thereto to another dealer or dealers at current dealer prices in effect at the time of such disposition;

(b) Sale of any Property by units or in one or more parcels at private sale at the best price submitted in sealed bids taken from three or more dealers, provided that in the Company's sole discretion such best bid represents a reasonable price;

(c) Sale of parts and attachments in good condition for which there is a ready market to dealers through the Company's regular parts distribution facilities at prices and terms prevailing at the time of such disposition. The Company may commingle such parts with its regular inventory of parts and account for the sale of any parts constituting a portion of the Collateral upon the assumption that such parts are the first parts sold after such commingling. The Company's expenses of reinventorying and merchandising returned and repossessed parts (exclusive of costs incurred in sorting the parts for listing, loading them at Distributor's place of business, and of transportation expense from Distributor's place of business to the Company's parts distribution facility) are in excess of 10% of the invoice price, and it is agreed that a 10% charge for such services may be made without further itemization or analysis of such expenses: and

(d) Public sale at auction of all Collateral or any portion thereof not disposed of by some other method.

10. The Distributor shall keep accurate books and records of account in accordance with generally accepted accounting principals applied on a consistent basis, including stock, sales and lease records of machines and repair parts. At the end of Distributor's fiscal year, and at such other times as the Company may request, Distributor shall furnish the Company with full and complete financial and operating statements in a form acceptable to the Company. Distributor shall also furnish the Company, at any time upon request, full information regarding all Collateral, including but not limited to inventory on hand, inventory sold or leased, the proceeds thereof, and any agreements affecting such inventory.

11. The Distributor shall:

(a) Properly store all Collateral in its possession and protect the same from injury or damage of any kind;

(b) Continuously keep all Collateral insured with all-risk type coverage satisfactory to the Company and with insurers satisfactory to the Company, in an amount equal to the invoice price thereof. Such insurance may be issued in the name of Distributor who may retain possession of the policies, but each policy shall be in form satisfactory to the Company with loss payable to the Company as its interest may appear and shall provide for 10 days minimum written cancellation notice to the Company. Distributor shall immediately furnish the Company with a certificate of insurance issued by the insurer on each policy;

(c) keep all Collateral free and clear of all liens, charges and encumbrances however arising, except for any security interest granted to the Company;

(d) Simultaneously with the execution and delivery of this Agreement, provide the Company with a written list of the addresses of all locations where any Collateral is now located, any probable location where any of the Collateral may be moved to or used by any lessee thereof, and Distributor agrees that immediately upon any change in the location of any of the Collateral it will notify the Company in writing setting forth the description of the Collateral so moved and the address of its new location;

(e) From time to time do whatever the Company may request by way of obtaining, executing, delivery and/or filing financing statements, landlord's or mortgagee's waivers, and other notices, and amendments and renewals thereof, and Distributor shall take any and all steps and observe such formalities as the Company may request, in order to create and maintain a valid first lien upon, pledge of and/or paramount security interest in, any and all of the Collateral. The Company is authorized to file financing statements without Distributor's signature as specified by the Uniform Commercial Code to perfect or maintain the Company's security interest in all of the Collateral. All charges, expenses and fees which the Company may incur in filing any of the foregoing and any local taxes relating thereto, may be charged to the Distributor's account and added to the obligations; and

(f) Pay promptly on demand therefor, any and all costs and expenses of collection, including court costs and reasonable attorney's fees, paid or incurred by the Company in enforcing any of the Company's rights hereunder or effectuating collection of any of the Obligations.

If Distributor shall fail to insure or to pay the fees, taxes, assessments or charges as required herein or by the Distributor Agreement (including any amendments thereto) between the parties hereto, or shall allow any lien, charge or encumbrance to attach to any of the Collateral, the Company, without obligation to do so, may obtain such insurance, pay such fees, taxes, assessments or charges, or discharge such lien, charge or encumbrance and Distributor shall reimburse the Company promptly for all monies so paid out and shall pay the Company interest thereon at the highest lawful contract rate under applicable law. The amounts so paid by the Company shall be deemed conclusive as to the amounts properly payable, and such amounts shall be secured hereunder.

12. Distributor shall at any time upon request immediately deliver to the Company all proceeds of Property which are in its possession in the form of customer's notes (for the purpose of this Section 12 and of Section 13 hereof "notes" shall include without limitation instruments, documents, chattel paper and leases) together with appropriate endorsement and/or assignment thereof to the Company, and will provide the Company with information concerning proceeds in the form of customer's accounts (for purpose of this Section 12 and of Section 13 hereof "accounts" shall include without limitation all contract rights) sufficient to enable the Company to collect such accounts directly and the Company may collect such notes and accounts directly.

13. The provisions of the Section 13 and all references herein to "notes" and "accounts" shall apply to any notes and accounts, respectively, delivered to, pledged with or as to which information is furnished to the Company, pursuant to
Section 12 hereof.

At any time regardless of whether Distributor is in default, the Company is authorized to reduce open accounts to notes, to renew or extend time of payment of any note or account or any securities securing the same, any such renewal to be in its own or Distributor's name as the Company may elect, to take, waive, release or exchange any security therefor, to make such compromise or settlement therefor as it deems advisable in its sole discretion, and to take such steps for the enforcement, collection, securing, renewing, extending or compromising of any note or account, or any part thereof, or any security therefor, as it deems advisable in its sole discretion. Any proceeds realized from the collection or enforcement of said notes and accounts or any security therefor shall be applied as provided In Section 8 hereof.

14. The invalidity or unenforceability of any provision hereof, in whole or in part, shall not affect the validity or enforceability of the remainder of such provision or of any other provision or provisions hereof, the provisions hereof being severable.

15. This Agreement, which shall inure to the benefit of and be binding upon the respective successors, assigns, heirs and personal representatives, as the case may be, of each of the parties hereto, shall be governed, construed and interpreted in all respects in accordance with the laws of the State of Nevada.

16. No delay or omission on the Company's part in exercising any right, remedy or option shall operate as a waiver of such or any other right, remedy or option or of any default. Waiver by the Company of any default hereunder of Distributor shall not be construed as a waiver of any prior or subsequent default. Action against any guarantor or surety is not an election or waiver of the right to proceed against the Distributor. Whenever the pronoun "it" is used in this Agreement with reference to the Distributor, said pronoun shall mean "his" or "her", as the case may be, if the Distributor is an individual or sole proprietorship.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of ___________, 19__.

Address of Distributor:  1195 East Glendale Avenue, Sparks, NV 89431


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